UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

Maze Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42490	82-2635018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Blvd., Suite 300
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 850-5070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	MAZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information contained below under Item 3.02 is hereby incorporated by reference in response to this Item 1.01 of Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

On October 15, 2026, Maze Therapeutics, Inc. (“Maze”) entered into an exchange agreement (the “Exchange Agreement”) with Frazier Life Sciences Public Fund, L.P., Frazier Life Sciences X, L.P., Frazier Life Sciences XI, L.P. and Frazier Life Sciences XII, L.P. (collectively, the “Exchanging Stockholder”), pursuant to which Maze exchanged an aggregate of 2,776,007 shares of Maze’s common stock, par value $0.001 per share (the “Common Stock”), held by the Exchanging Stockholder for pre-funded warrants (the “Exchange Warrants”) to purchase an aggregate of 2,776,007 shares of Common Stock (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting Common Stock), with an exercise price of $0.001 per share. After giving effect to the exchange of 2,776,007 shares of Common Stock for the Exchange Warrants, the number of shares of Maze’s outstanding Common Stock as of October 16, 2026 is 53,931,889. The Exchange Warrants may be exercised at any time after the date of issuance, except that the Exchange Warrants cannot be exercised by the Exchanging Stockholder if, after giving effect thereto, the Exchanging Stockholder would beneficially own more than 9.99% of the outstanding Common Stock, subject to certain exceptions. The holders of the Exchange Warrants will not have the right to vote the shares of Common Stock underlying the Exchange Warrants on any matter except to the extent required by Delaware law. The Exchange Warrants will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

The foregoing descriptions of the terms of the Exchange Agreement and the Exchange Warrants are qualified in their entirety by reference to the Exchange Agreement and the form of Exchange Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant, incorporated by reference to Exhibit 4.1 to Maze Therapeutics, Inc.’s Current Report on Form 8-K filed with the Commission on April 22, 2026.

10.1*	Exchange Agreement, dated October 15, 2026, by and among Maze Therapeutics, Inc., Frazier Life Sciences Public Fund, L.P. and certain of its affiliates.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026	By:	/s/ Courtney Phillips
Courtney Phillips General Counsel and Corporate Secretary